Exceptional items and remeasurements	12 Months Ended
Mar. 31, 2022
Exceptional Items And Remeasurements [Abstract]
Exceptional items and remeasurements
5. Exceptional items and remeasurements

To monitor our segmental financial performance, we use a profit measure that excludes certain income and expenses. We call that measure ‘adjusted profit’. Adjusted profit (which excludes exceptional items and remeasurements as defined below) is used by management to monitor financial performance as it is considered that it aids the comparability of our reported financial performance from year to year. We exclude items from adjusted profit because, if included, these items could distort understanding of our performance for the year and the comparability between periods. This note analyses these items, which are included in our results for the year but are excluded from adjusted profit.
Exceptional items and remeasurements from continuing operations

	2022	2021[1]	2020[1]
	£m	£m	£m
Included within operating profit
Exceptional items:
Release of St William Homes LLP deferred income	189	—	—
Net gain on disposal of St William Homes LLP	228	—	—
New operating model implementation costs and cost efficiency programme	(66)	(50)	—
Transaction and separation costs	(223)	(24)	—
Environmental insurance recovery	38	—	—
Changes in environmental provisions	—	14	(400)
	166	(60)	(400)
Remeasurements – commodity contract derivatives	392	34	(125)
	558	(26)	(525)
1.    Comparative amounts have been re-presented to reflect the classification of the UK Gas Transmission business as a discontinued operation. See notes 1 and 10 for further information.
As disclosed in note 8, the Group also presents an adjusted earnings per share measure that is calculated before exceptional items and remeasurements. This measure is presented after tax and therefore details of tax exceptional items and the tax effect of exceptional items and remeasurements are also provided in this note.

	2022	2021[1]	2020[1]
	£m	£m	£m
Included within finance income and costs
Remeasurements:
Net gains/(losses) on financing derivatives	74	47	(21)
Net (losses)/gains on financial assets at fair value through profit and loss	(15)	23	(16)
	59	70	(37)
Included within share of post-tax results of joint ventures and associates
Remeasurements:
Remeasurements – net losses on financial instruments	(56)	(8)	(1)
Total included within profit/(loss) before tax	561	36	(563)
Included within tax
Exceptional items – movements arising on items not included in profit before tax:
Deferred tax charge arising as a result of UK tax rate change	(458)	—	(148)
Tax on exceptional items	(28)	8	103
Tax on remeasurements	(103)	(34)	37
	(589)	(26)	(8)
Total exceptional items and remeasurements after tax	(28)	10	(571)
Analysis of total exceptional items and remeasurements after tax
Exceptional items after tax	(320)	(52)	(445)
Remeasurements after tax	292	62	(126)
Total exceptional items and remeasurements after tax	(28)	10	(571)
1.    Comparative amounts have been re-presented to reflect the classification of the UK Gas Transmission business as a discontinued operation. See notes 1 and 10 for further information.
5. Exceptional items and remeasurements continued
Exceptional items
Management uses an exceptional items framework that has been discussed and approved by the Audit & Risk Committee. This follows a three-step process which considers the nature of the event, the financial materiality involved and any particular facts and circumstances. In considering the nature of the event, management focuses on whether the event is within the Group’s control and how frequently such an event typically occurs. With respect to restructuring costs, these represent additional expenses incurred that are not related to the normal business and day-to-day activities. In determining the facts and circumstances, management considers factors such as ensuring consistent treatment between favourable and unfavourable transactions, the precedent for similar items, the number of periods over which costs will be spread or gains earned, and the commercial context for the particular transaction. The exceptional items framework was last updated in March 2022 and reflects the latest disclosure requirements arising in respect of FRC guidance issued in the year.
Items of income or expense that are considered by management for designation as exceptional items include significant restructurings, write-downs or impairments of non-current assets, significant changes in environmental or decommissioning provisions, integration of acquired businesses, gains or losses on disposals of businesses or investments and significant debt redemption costs as a consequence of transactions such as significant disposals or issues of equity, and the related tax, as well as deferred tax arising on changes to corporation tax rates.
Costs arising from restructuring programmes include redundancy costs. Redundancy costs are charged to the consolidated income statement in the year in which a commitment is made to incur the costs and the main features of the restructuring plan have been announced to affected employees.
Set out below are details of the transactions against which we have considered the application of our exceptional items framework in each of the years for which results are presented. No COVID-19-related costs incurred have been recognised as exceptional in any of the years presented.
2022
Net gain on disposal of St William Homes LLP and release of deferred income
During the year, the Group recognised a gain of £228 million on the disposal of its entire 50% equity interest in the St William Homes LLP joint venture to The Berkeley Group plc for cash consideration of £413 million (see note 16). In connection with the disposal, the Group also released deferred income of £189 million which related to deferred profits from previous property sales to St William Homes LLP. We have concluded that the release of the deferred income should be classified as exceptional given the crystallisation event for the release is the sale of the Group’s equity interest in St William Homes LLP.
New operating model implementation costs and cost efficiency programme
The Group incurred a further £66 million of costs in relation to the design and implementation of our new operating model and the major cost efficiency programme announced in November 2021. The costs recognised primarily relate to professional fees incurred and redundancy provisions. Whilst the costs incurred this year do not meet the quantitative threshold to be classified as exceptional on a standalone basis, when taken in aggregate with the costs expected to be incurred over the duration of the programme, we have concluded that the costs should be classified as exceptional in line with our exceptional items policy. The total cash outflow for the period was £48 million.
Transaction and separation costs
£223 million of transaction and separation costs were incurred in the period in relation to the acquisition of WPD (see note 37), the planned disposal of NECO (see note 10) and the planned disposal of our UK Gas Transmission business (see note 10). The costs relate to legal fees, bankers’ fees and other professional fees. The costs have been classified as exceptional, consistent with similar costs for the year ended 31 March 2021. The total cash outflow for the year was £196 million.
Environmental insurance recovery
In the US, the most significant component of our £1.9 billion environmental provision relates to several Superfund sites, and arose from former manufacturing gas plant facilities, previously owned or operated by the Group or its predecessor companies. Under Federal and State Superfund laws, potential liability for the historical contamination may be imposed on responsible parties jointly and severally, without regard to fault, even if the activities were lawful when they occurred. In the year, we have recognised an exceptional gain of £38 million relating to an insurance receivable for site remediation costs that are included in our Superfund sites environmental provision. The insurance receipts have been recorded as an exceptional item in line with the treatment of the related costs.
2021
New operating model implementation costs
The Group incurred £50 million of costs in relation to the design and implementation of our new operating model that is built on a foundation of six business units. The costs recognised in the year ended 31 March 2021 primarily related to professional fees incurred and redundancy provisions. In evaluating the costs incurred against the quantitative thresholds in our exceptional items framework we considered the total costs to be incurred over the duration of the programme. Whilst the costs incurred did not meet the quantitative threshold to be classified as exceptional on a standalone basis, we concluded that the costs should be classified as exceptional in line with our exceptional items policy, in order to ensure that the costs are treated in a consistent manner with similar costs incurred previously. The total cash outflow for the year was £33 million.
Transaction and separation costs
£24 million of transaction and separation costs were incurred in relation to the acquisition of WPD (see note 37) and the planned sale of NECO (see note 10). The costs related to legal fees, bankers’ fees and professional fees. Whilst the costs incurred in isolation were not sufficiently material to warrant classification as an exceptional item, we expected further costs to be incurred in the next year, for example, in regard to success fees on completion of the acquisition. When taken in aggregate, the costs incurred over both years will be sufficiently material to be classified as exceptional in line with our policy. The total cash outflow for the year was £14 million.
Changes in environmental provision
We recognised an exceptional gain of £14 million relating to the release of environmental provisions relating to one of our US Superfund sites, for which the original provision was treated as an exceptional item. The reduction in the provision arose as a result of the re-evaluation of the Group’s share of estimated costs following the finalisation of discussions on the scope of certain remediation work with government authorities. The release was recorded as an exceptional item in line with the treatment of the original provision.
5. Exceptional items and remeasurements continued
2020
Changes in environmental provisions
As a result of notices issued by governmental authorities and newly developed cost estimates prepared by third-party engineers in relation to our US Superfund sites, we re-evaluated our estimates of total costs and cost sharing allocations borne by the Company, and accordingly increased our provision by £326 million. Under the terms of our rate plans, we are entitled to recovery of environmental clean‑up costs from rate payers, but under IFRS no asset can be recognised for this recovery.
Also included in the total environmental charge was the £74 million (re-presented to reflect the classification of the UK Gas Transmission business as a discontinued operation) impact of the change in the real discount rate applied to the environmental provisions across the Group, of which £66 million related to the US and £8 million to the UK. Given the substantial and sustained change in gilts and corporate bond yields, we concluded it was appropriate to reduce the real discount rate from 1% to 0.5%. The weighted average remaining duration of our cash flows is now around 10 years.
Remeasurements
Remeasurements comprise unrealised gains or losses recorded in the consolidated income statement arising from changes in the fair value of certain of our financial assets and liabilities accounted for at fair value through profit and loss (FVTPL). Once the fair value movements are realised (for example, when the derivative matures), the previously recognised fair value movements are then reversed through remeasurements and recognised within earnings before exceptional items and remeasurements. These assets and liabilities include commodity contract derivatives and financing derivatives to the extent that hedge accounting is not available or is not fully effective.
The unrealised gains or losses reported in profit and loss on certain additional assets and liabilities treated at FVTPL are also classified within remeasurements. These relate to financial assets (which fail the ‘solely payments of principal and interest test’ under IFRS 9), the money market fund investments used by Group Treasury for cash management purposes and the net foreign exchange gains and losses on borrowing activities. These are offset by foreign exchange gains and losses on financing derivatives measured at fair value. In all cases, these fair values increase or decrease because of changes in foreign exchange, commodity or other financial indices over which we have no control.
We report unrealised gains or losses relating to certain discrete classes of financial assets accounted for at FVTPL within adjusted profit. These comprise our portfolio of investments made by National Grid Partners, our investment in Sunrun Neptune 2016 LLC and the contingent consideration arising on the acquisition of National Grid Renewables (all within NGV and Other). The performance of these assets (including changes in fair value) is included in our assessment of adjusted profit for the relevant business units.
Remeasurements excluded from adjusted profit are made up of the following categories:
i.Net gains/(losses) on commodity contract derivatives represent mark-to-market movements on certain physical and financial commodity contract obligations in the US. These contracts primarily relate to the forward purchase of energy for supply to customers, or to the economic hedging thereof, that are required to be measured at fair value and that do not qualify for hedge accounting. Under the existing rate plans in the US, commodity costs are recoverable from customers although the timing of recovery may differ from the pattern of costs incurred;
ii.Net gains/(losses) on financing derivatives comprise gains and losses arising on derivative financial instruments used for the risk management of interest rate and foreign exchange exposures. These exclude gains and losses for which hedge accounting has been effective, and have been recognised directly in the consolidated statement of other comprehensive income or are offset by adjustments to the carrying value of debt (see notes 17 and 32). Net foreign exchange gains and losses on financing derivatives used for the risk management of foreign exchange exposures are offset by foreign exchange losses and gains on borrowing activities;
iii.Net gains/(losses) on financial assets measured at FVTPL comprise gains and losses on the investment funds held by our insurance captives which are categorised as FVTPL (see note 15);
iv.Net gains/(losses) on financial liabilities measured at FVTPL comprise the change in the fair value (excluding changes due to own credit risk) of a financial liability that was designated at FVTPL on transition to IFRS 9 to reduce a measurement mismatch (see note 21); and
v.Unrealised net gains/(losses) on derivatives and other financial instruments within our joint ventures and associates.
Items included within tax
2022
Change in UK corporation tax rate
In the Spring Budget 2021, the UK government announced that from 1 April 2023 the UK corporation tax rate will increase to 25%, and this was substantively enacted on 24 May 2021. Deferred tax balances at 31 March 2022 were remeasured at the enacted rate, with £458 million recognised as exceptional, in line with previous periods.
2020
The Finance Act 2016, which was enacted on 15 September 2016, reduced the main UK corporation tax rate to 17% with effect from 1 April 2020. Deferred tax balances were calculated at this rate for the years ended 31 March 2017 to 2019. On 17 March 2020, the UK government utilised the Provisional Collection of Taxes Act 1968 to substantively enact a reversal of the reduction in the main UK corporation tax rate to 17% with effect from 1 April 2020, resulting in the rate remaining at 19%. Deferred taxes at 31 March 2020 were measured using enacted tax rates and reflected in these financial statements, resulting in a £148 million deferred tax charge (re-presented to reflect the classification of the UK Gas Transmission business as a discontinued operation), principally due to the remeasurement of deferred tax liabilities. The treatment of this charge as exceptional was consistent with the treatment for the year ended 31 March 2017 when the original reduction in the tax rate was substantively enacted, resulting in the recognition of an exceptional tax credit of £94 million.